Exhibit 99.1

Vireo Growth Inc. Announces 30-Month Extension of Credit Agreement and Voluntary Conversion of All Outstanding Convertible Notes with Affiliates of Chicago Atlantic

– Maturity date on credit facility loans extended to January 29, 2027 –

– Early debt conversion to reduce cash and PIK interest expenses by $2.3 million –

MINNEAPOLIS – August 1, 2024 – Vireo Growth Inc. (formerly Goodness Growth Holdings, Inc.) ("Vireo" or the "Company") (CSE: VREO; OTCQX: VREOF), a cannabis company committed to providing safe access, quality products and great value to its customers, today announced that it has executed a ninth amendment to the Company’s Green Ivy credit agreement with Chicago Atlantic and affiliates and that Chicago Atlantic notified the Company of its intent to voluntarily convert its outstanding convertible notes.

30-Month Extension with Amended Credit Agreement

The ninth amendment to the Company’s credit agreement extends the maturity date on the credit facility loans to January 29, 2027, adjusts and extends the designated event of default with respect to the Company’s ongoing disposition of its New York operations through July 31, 2025, and amends certain financial measure definitions and covenants within the agreement. The Company will issue 12,500,000 Subordinate Voting Shares to the lenders in consideration for the credit facility amendment.

Managing Partner of Chicago Atlantic, Peter Sack commented, "With the substantial improvements in Vireo’s underlying operational and financial performance over the past eighteen months, as well as the upcoming implementation of adult-use sales in Minnesota, we are excited to support the Company’s ongoing initiatives to strengthen its business. "

Chief Executive Officer of Vireo, Josh Rosen said, "It's not been an easy path for us, but I'm incredibly pleased with our team and I'm appreciative of the collaborative approach Chicago Atlantic has taken to working with us to establish a more stable foundation from which to build. As our team knows, we have much work left to do and while this announcement feels good and represents a meaningful step forward, we're focused on realizing our potential to capitalize on the opportunities in front of us with prudent capital allocation, investing in and trusting our talent, and executing our CREAM and Fire strategy. This industry gets more competitive every day which means we must keep improving on a daily basis."

Voluntary Conversion of All Outstanding Convertible Notes

Vireo also announced that Chicago Atlantic has notified the Company of its intent to voluntarily convert all of the outstanding convertible notes issued in connection with its April 2023 convertible loan financing. The convertible loan had an outstanding balance of approximately $10.5 million, carried an interest rate of 12.0 percent, and was convertible into equity shares of the Company at a strike price of US $0.145. As a result of the conversion, Vireo will issue approximately 73.0 million Subordinate Voting Shares to Chicago Atlantic and its affiliates. The early, voluntary conversion of all outstanding convertible notes is expected to result in interest expense savings of approximately $1.2 million and PIK interest savings of approximately $1.1 million which would have resulted in the issuance of an additional approximately 7.7 million Subordinate Voting Shares if the debt had been converted at maturity.

Chicago Atlantic Partner, John Mazarakis commented, "We articulated to Vireo's leadership that if they made meaningful progress on their improvement plans that we'd convert this note early and it's a privilege to make good on our word. We're pleased with the efforts of the Vireo team to rebuild, and in our opinion, they have put themselves on a viable path to thrive in the cannabis industry."

Executive Chairman of Vireo, Kyle Kingsley, M.D. concluded, "When Verano wrongfully terminated our merger agreement, I wasn't sure we'd survive, and while the harms from that transaction continue to be part of our day-to-day existence, I'm proud of our team and can feel the optimism within our organization building. I'd like to thank Josh and John in particular for their roles in getting us in a better position to grow our business."

Vireo relied on exemptions from formal valuation and minority shareholder approval requirements provided under sections 5.5(b) and 5.7(1)(e) of MI 61-101 on the basis of shares trading on the Canadian Securities Exchange and financial hardship. It did not file a material change report in respect of the related party transaction 21 days prior to the closing of the ninth amendment as the details of the amendment had not been confirmed at that time. The Company deemed this circumstance reasonable to complete the ninth amendment, which was considered and approved by the Board, in an expeditious manner.

About Vireo Growth Inc.

Vireo was founded as a pioneer in medical cannabis in 2014 and we are fueled by an entrepreneurial drive that sustains our ongoing commitment to serve and delight our key stakeholders, most notably our customers, our employees, our shareholders, our industry collaborators, and the communities in which we live and operate. We work every day to get better and our team prioritizes 1) empowering and supporting strong local market leaders and 2) strategic, prudent capital and human resource allocation. For more information, please visit www.vireogrowth.com.

Contact Information

Investor Inquiries:

Sam Gibbons

Investor Relations

investor@vireogrowth.com

(612) 314-8995

Media Inquiries:

Amanda Hutcheson

Senior Manager, Communications

amandahutcheson@vireogrowth.com
(919) 815-1476

Forward-Looking Statement Disclosure

This press release contains “forward-looking information” within the meaning of applicable United States and Canadian securities legislation. To the extent any forward-looking information in this press release constitutes “financial outlooks” within the meaning of applicable United States or Canadian securities laws, this information is being provided as preliminary financial results; the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such financial outlooks. Forward-looking information contained in this press release may be identified by the use of words such as “should,” “believe,” “estimate,” “would,” “looking forward,” “may,” “continue,” “expect,” “expected,” “will,” “likely,” “subject to,” “transformation,” and “pending,” variations of such words and phrases, or any statements or clauses containing verbs in any future tense. These statements should not be read as guarantees of future performance or results. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company or its subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this press release. Financial outlooks, as with forward-looking information generally, are, without limitation, based on the assumptions and subject to various risks as set out herein and in our Annual Report on Form 10-K filed with the Securities Exchange Commission. Our actual financial position and results of operations may differ materially from management’s current expectations and, as a result, our revenue, EBITDA, and cash on hand may differ materially from the values provided in this press release. Forward-looking information is based upon a number of estimates and assumptions of management, believed but not certain to be reasonable, in light of management’s experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although the Company believes that the expectations and assumptions on which such forward-looking information is based are reasonable, the reader should not place undue reliance on the forward-looking information because the Company can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to: risks related to the timing and content of adult-use legislation in markets where the Company currently operates; current and future market conditions, including the market price of the subordinate voting shares of the Company; risks related to epidemics and pandemics; federal, state, local, and foreign government laws, rules, and regulations, including federal and state laws and regulations in the United States relating to cannabis operations in the United States and any changes to such laws or regulations; operational, regulatory and other risks; execution of business strategy; management of growth; difficulties inherent in forecasting future events; conflicts of interest; risks inherent in an agricultural business; risks inherent in a manufacturing business; liquidity and the ability of the Company to raise additional financing to continue as a going concern; the Company’s ability to meet the demand for flower in Minnesota; risk of failure in the lawsuit with Verano and the cost of that litigation; our ability to dispose of our assets held for sale at an acceptable price or at all; and risk factors set out in the Company's Form 10-K for the year ended December 31, 2023, which is available on EDGAR with the U.S. Securities and Exchange Commission and filed with the Canadian securities regulators and available under the Company's profile on SEDAR at www.sedar.com.

The statements in this press release are made as of the date of this release. Except as required by law, we undertake no obligation to update any forward-looking statements or forward-looking information to reflect events or circumstances after the date of such statements.